SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 30, 2004

                              GLOBAL SIGNAL INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

                       Commission File Number 001-32168

                                  65-0652634
                               (I.R.S. Employer
                             Identification No.)

                           301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                   (Address of principal executive offices)

                                     34232
                                  (Zip Code)

                                (941) 364-8886
                        (Registrant's telephone number)

                                Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

         On July 1, 2004, Global Signal Inc. (the "Company") filed a Current Report on Form 8-K in connection with the completion of its acquisition of all the membership interests in Tower Ventures III LLC ("Tower Ventures").

         Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the Company's acquisition of Tower Ventures. Such information should be read in conjunction with the Company's Current Report on Form 8-K, dated July 1, 2004, relating to the acquisition.

         (a) Financial Statements of Business Acquired.

         The statements of revenue and certain expenses of Tower Ventures for the year ended December 31, 2003 and the three month period ended March 31, 2004, are incorporated herein by reference to the information included on pages F-59 to F-62 of Global Signal Inc.'s Prospectus dated June 2, 2004, filed with the Securities and Exchange Commission pursuant of Rule 424(b) on June 3, 2004, and attached hereto as exhibit 20.1.

         (b) Pro Forma Financial Information.

         The unaudited pro forma financial information as of March 31, 2004 and for the year ended December 31, 2003 and the three month period ended March 31, 2004, required by this item is incorporated herein by reference to the information included on pages F-2 to F-8 of Global Signal Inc.'s Prospectus dated June 2, 2004, filed with the Securities and Exchange Commission pursuant of Rule 424(b) on June 3, 2004 and attached hereto as exhibit 20.2.

         (c) Exhibits

         The following material is filed as an exhibit to this Amendment to Current Report on Form 8-K/A.

2.1 Membership Interest Purchase Agreement by and among Pinnacle Towers Acquisition LLC, as Purchaser, and Billy Orgel, Lee Holland, Craig Weiss, Jay H. Lindy and Majestic Communications, Inc., as Sellers, dated as of April 22, 2004.*

2.2 First Amendment to Membership Interest Purchase Agreement by and among Pinnacle Towers Acquisition LLC, as Purchaser, and Billy Orgel, Lee Holland, Craig Weiss, Jay H. Lindy and Majestic Communications, Inc., as Sellers, dated as of June 30, 2004.**

20.1     Statements of Revenue and Certain Expenses of Tower Ventures.***

20.2 Pro Forma Condensed Consolidated Financial Statements of Global Signal Inc.***

23.1     Consent of Independent Registered Certified Public Accountants

99.1     Press Release dated June 30, 2004.**

* Previously filed as an exhibit to the Company's Registration Statement on Form S-11 filed with the Securities and Exchange Commission on June 2, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K, filed on July 1, 2004. Portions of this exhibit have been omitted pursuant to a request for confidential treatment granted on June 2, 2004.

** Previously filed as an exhibit to the Current Report on Form 8-K, filed on July 1, 2004.

**** Previously filed as an exhibit to the Company's Registration Statement on Form S-11 filed with the Securities and Exchange Commission on June 2, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K, filed on July 1, 2004.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GLOBAL SIGNAL INC.
                                                       (Registrant)


                                                 /s/ Ronald G. Bizick, II
                                                 -----------------------------
                                                 Ronald G. Bizick, II
                                                 Executive Vice President of
                                                 Corporate Development and
                                                 Operations

Date: August 30, 2004

                                 EXHIBIT INDEX

Exhibit Number    Exhibit

2.1 Membership Interest Purchase Agreement by and among Pinnacle Towers Acquisition LLC, as Purchaser, and Billy Orgel, Lee Holland, Craig Weiss, Jay H. Lindy and Majestic Communications, Inc., as Sellers, dated as of April 22, 2004.*

2.2 First Amendment to Membership Interest Purchase Agreement by and among Pinnacle Towers Acquisition LLC, as Purchaser, and Billy Orgel, Lee Holland, Craig Weiss, Jay H. Lindy and Majestic Communications, Inc., as Sellers, dated as of June 30, 2004.**

20.1           Statements of Revenue and Certain Expenses of Tower
               Ventures.***

20.2 Pro Forma Condensed Consolidated Financial Statements of Global Signal Inc.***

23.1           Consent of Independent Registered Certified Public Accountants

99.1           Press Release dated June 30, 2004.**

* Previously filed as an exhibit to the Company's Registration Statement on Form S-11 filed with the Securities and Exchange Commission on June 2, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K, filed on July 1, 2004. Portions of this exhibit have been omitted pursuant to a request for confidential treatment granted on June 2, 2004.

** Previously filed as an exhibit to the Current Report on Form 8-K, filed on July 1, 2004.

**** Previously filed as an exhibit to the Company's Registration Statement on Form S-11 filed with the Securities and Exchange Commission on June 2, 2004 and is incorporated by reference in this amendment to the Current Report on Form 8-K, filed on July 1, 2004.